UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2021

Predictive Oncology Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900 Eagan, Minnesota		55121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement

On August 17, 2021, at the reconvened special meeting of the stockholders of Predictive Oncology, Inc. (the “Company”), the stockholders approved an increase in the number of authorized shares of Company common stock from 100,000,000, to 200,000,000 (the “Charter Proposal”). Certain investor warrants to purchase up to an aggregate of 15,520,911 shares of common stock, issued on June 16, 2021 in a registered direct offering at an exercise price of $1.25 per share, became exercisable on the effective date of the charter amendment, August 17, 2021. These warrants will expire on August 17, 2024. Further, the placement agent warrants to purchase up to an aggregate of 1,164,068 shares of common stock, issued on June 16, 2021 at an exercise price of $1.71875 per share, also became exercisable as of August 17, 2021 and will expire on August 17, 2024.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Certificate of Amendment to the Certificate of Incorporation of the Company increasing the number of authorized shares of Common Stock to 200,000,000 shares, as approved by the Company’s stockholders on August 17, 2021 and filed with the Secretary of State of Delaware on August 17, 2021, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At their reconvened special meeting on August 17, 2021, the stockholders of Predictive Oncology Inc. (the “Company”) approved the Charter Proposal. As described in our previous Form 8-K report filed on August 12, 2021, the special meeting of stockholders was originally convened on August 10, 2021 and was adjourned to August 17, 2021. There were 33,239,826 votes for the proposal; 3,165,633 votes against; 64,823 votes abstained; and there were no broker non-votes.

The Company issued a press release dated August 18, 2021, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation
4.1	Warrant issued in connection with Securities Purchase Agreement dated June 14, 2021 (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed on June 16, 2021)
4.2	Placement Agent Common Stock Purchase Warrant issued in connection with Securities Purchase Agreement dated June 14, 2021 (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K filed on June 16, 2021)
99.1	Press Release dated August 18, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE ONCOLOGY inc.

By:	/s/ Bob Myers
Name: Bob Myers Title: Chief Financial Officer

Date: August 18, 2021